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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported)
                              November 25, 1997

                           LDM Technologies, Inc.
                    ------------------------------------
           (Exact name of registrant as specified in its charter)


       Michigan                     333-21819             38-269-0171
---------------------              -----------        -------------------
(State or other jurisdiction       (Commission         (I.R.S. Employer
of incorporation)                  File Number)       Identification No.)


2500 Executive Hills Drive, Auburn Hills, Michigan 48326
---------------------------------------------------------
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (248) 858-2800







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Item 2. Acquisition or Disposition of Assets

        On November 25, 1997 a newly-formed subsidiary of LDM Technologies,
Inc., a Michigan corporation ("Registrant") named Anja Verwaltungsgesellschaft mbH (the "Purchaser"), pursuant to the terms of an Acquisition Agreement dated
November 12, 1997 ("Agreement") filed as Exhibit I to this report on Form 8-K, purchased substantially all of the operating assets of Aeroquip-Vickers
International GmbH ("Aeroquip") consisting of plant, equipment and inventory and located in Beienheim, Germany.

        The aggregate purchase price paid for the assets was $8.6 million cash, subject to certain closing adjustments, and in addition the Purchaser assumed certain liabilities of Aeroquip in the approximate amount of $2.5 million. The funds required for the purchase price were acquired by the Registrant under its Senior Credit Facility with Bank America Business Credit, Inc., as agent, for itself and a group of banks.

        There was no material relationship between Aeroquip and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

        Aeroquip is engaged in the business of manufacturing and distributing plastic components for automotive manufacturers. The business and operations of Aeroquip will be continued by the Registrant substantially as they were conducted prior to the acquisition.

Item 7. Financial Statements and Exhibits


             (a) Financial statements of business acquired: It is impracticable to file the required financial statements for the acquired businesses at the time this report on Form 8-K is filed. The
             Registrant will file such financial statements by an amendment on or before February 15, 1998.

             (b) Pro forma financial information: It is impracticable to file the required pro forma financial information at the time this report on Form 8-K is filed. The Registrant will file such pro forma financial information by an amendment on or before February
             15, 1998.

             (c) Exhibits

             1.    Acquisition Agreement between Aeroquip-Vickers International
                   GmbH and Anja Verwaltungsgesellschaft mbH dated November 12,
                   1997.









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                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LDM TECHNOLOGIES, INC.


                                        By:  /s/ Gary E. Borushko
                                             -----------------------
                                             Gary E. Borushko
                                             Chief Financial Officer


Dated:  December 10, 1997







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                              INDEX TO EXHIBITS

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
EXHIBIT NO.                          DESCRIPTION
------- ---                          -----------
1               Acquisition Agreement between Aeroquip-Vickers International GmbH and
                Anja Verwaltungsgesellschaft mbH dated November 12, 1997.

